EXHIBIT 99.1
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                              ANNUAL CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Kinark Corporation (the registrant"), does hereby certify, to each officer's knowledge, that:

The Report on Form 10-K for the year ended December 31, 2002 of the registrant fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the registrant.



Dated:  March 18, 2003                            /s/  Ronald J. Evans
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                                                  Ronald J. Evans
                                                  President and
                                                  Chief Executive Officer


Dated:  March 18, 2003                            /s/  Paul R. Chastain
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                                                  Paul R. Chastain
                                                  Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)